Exhibit 10.1
EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made as of April 28, 2023 (the “Effective Date”), between Post Holdings, Inc., a Missouri corporation (the “Company”), and The J. M. Smucker Company, an Ohio corporation (the “Shareholder”).
WHEREAS, the Shareholder, Company, and Post Brands Pet Care, LLC (formerly PCB Sub, LLC) have entered into that certain Asset Purchase Agreement dated as of February 8, 2023 (as amended, modified or supplemented, the “Purchase Agreement”), pursuant to which, upon the closing of the transactions contemplated by the Purchase Agreement, the Shareholder will receive shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”); and
WHEREAS, the parties desire to enter into this Agreement to provide for certain rights and obligations of the parties following the consummation of the transactions contemplated by the Purchase Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1.Registration Rights.
(a)Shelf Registration.
(i)Existing Registration Statement. The Company shall use reasonable best efforts to keep the Company’s Registration Statement on Form S-3 (Registration No. 333-269940) (the “Form S-3 Shelf”) (or any Subsequent Shelf Registration filed with respect to the Registrable Securities) continuously effective and usable (including by filing a Subsequent Shelf Registration prior to the time that the Form S-3 Shelf or any other Registration Statement registering the Registrable Securities expires) covering the resale of the Registrable Securities on a delayed or continuous basis for so long as there are any Registrable Securities.
(ii)Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while there are Registrable Securities, the Company shall use reasonable best efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use reasonable best efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration,” and, together with the Form S-3 Shelf, a “Shelf”) registering the resale from time to time by the Shareholder thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the Company shall use reasonable best efforts to cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer). Any such Subsequent Shelf Registration shall be on Form S-3 if the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on Form S-1 (the “Form S-1 Shelf”). In the event the Company files a Form S-1 Shelf, the Company shall use commercially reasonable efforts to convert the Form S-1 Shelf (including any Subsequent Shelf Registration that is a Form S-1 Shelf) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

(iii)Shelf Takedowns. At any time and from time to time after the Effective Date and while the Shelf is effective, and otherwise subject to the terms and conditions of this Agreement, including without limitation Section 1(l), the Shareholder may request in writing to sell all or any portion of its Registrable Securities in an offering or sale that is registered pursuant to the Shelf (each, a “Shelf Takedown”). The Shareholder shall provide such information relating to the Shareholder and the proposed manner of distribution as the Company may reasonably request in order to effect the registration, offering and sale of the Shareholder’s Registrable Securities, including the information required by Items 507 and 508 of SEC Regulation S-K. Upon receipt of a request or notice for a Shelf Takedown, the Company will, as expeditiously as possible and subject to Section 1(h), cooperate in any such Shelf Takedown by preparing and filing with the SEC a prospectus supplement to the Shelf to effect the sale of the Registrable Securities to be sold.
(iv)Requests for Underwritten Shelf Takedowns. All requests for Shelf Takedowns that the Shareholder elects to take the form of an underwritten offering (for the avoidance of doubt, whether conducted on a firm commitment or “best efforts” basis and whether or not marketed) (each, an “Underwritten Shelf Takedown”), shall be made by giving written notice to the Company (the “Underwritten Shelf Takedown Notice”) not later than ten (10) Business Days prior to the proposed effective date of the Underwritten Shelf Takedown. Each Underwritten Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown, the Shareholder’s proposed timing for such Underwritten Shelf Takedown and, to the extent practicable and applicable, the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Shareholder shall have the right to select the investment banker(s) and manager(s) to administer the offering, provided such investment banker(s) and manager(s) are reasonably approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed. Notwithstanding the information contained in any Underwritten Shelf Takedown Notice, all determinations as to whether to commence or complete any Underwritten Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten Shelf Takedown shall be at the sole discretion of the Shareholder, subject, in each case, to the terms and conditions of this Agreement, including without limitation Section 1(h). Notwithstanding the foregoing, without limiting any of the Company’s obligations under Section 1(c) (including, for the avoidance of doubt, with respect to so-called “bring-down”-related requests from the applicable Underwriter), the Shareholder shall be entitled to effectuate no more than three (3) Underwritten Shelf Takedowns in any twelve (12)-month period pursuant to this Agreement. For the avoidance of doubt, an Underwritten Shelf Takedown withdrawn at any time before the filing of the applicable Prospectus or Prospectus supplement shall not constitute an effectuated Underwritten Shelf Takedown.

(v)Requests for Non-Underwritten Shelf Takedowns. If the Shareholder desires to effect a Shelf Takedown that does not constitute an Underwritten Shelf Takedown, including, for the avoidance of doubt, an “at the market” or similar registered offering conducted through a broker, sales agent or distribution agent, whether as agent or principal (a “Non-Underwritten Shelf Takedown”), the Shareholder shall so indicate in a written request delivered to the Company no later than five (5) Business Days prior to the expected date of such Non-Underwritten Shelf Takedown (or such shorter period as the Company may agree), which request shall include (A) the aggregate number and class of Registrable Securities expected to be offered and sold in such Non-Underwritten Shelf Takedown, (B) the expected plan of distribution of such Non-Underwritten Shelf Takedown and (C) the action or actions required (including the timing thereof) to be taken by the Company in connection with such Non-Underwritten Shelf Takedown. Upon receiving a request for a Non-Underwritten Shelf Takedown, the Company shall, if necessary and subject to the terms and conditions of this Agreement, use reasonable best efforts to file and effect an amendment or supplement to its Shelf for such purpose as soon as is reasonably practicable.
(b)Piggyback Registrations.
(i)Subject to Section 1(l), whenever the Company proposes to register the offer and sale of any Common Stock under the Securities Act (other than a registration by the Company (A) on Form S-4 or any successor form thereto, (B) on Form S-8 or any successor form thereto, or (C) pursuant to Section 1(a) of this Agreement) (a “Piggyback Registration”), whether for its own account or for the account of others, the Company shall give the Shareholder prompt written notice thereof (but not less than fourteen (14) Business Days prior to the filing by the Company with the SEC of any registration statement or prospectus supplement with respect thereto). Such notice (a “Piggyback Notice”) shall specify the number of shares (or dollar amount, which may in either case be expressed as a range) of Common Stock proposed to be registered, the proposed date of filing of such registration statement with the SEC, the proposed means of distribution, the proposed managing underwriter(s) (if any) and a good faith estimate by the Company of the proposed minimum offering price of such shares of Common Stock, in each case to the extent then known. Subject to Section 1(b)(ii), the Company shall use commercially reasonable efforts to include in each such Piggyback Registration all Registrable Securities held by the Shareholder with respect to which the Company has received a written request (which written requests shall specify the number of Registrable Securities requested to be disposed of by the Shareholder) for inclusion therein within five (5) Business Days after such Piggyback Notice is received by the Shareholder.
(ii)If, in connection with a Piggyback Registration that involves an underwritten offering, the lead managing underwriter(s) advises the Company that, in its opinion, the inclusion of all of the shares of Common Stock sought to be included in such Piggyback Registration by (1) the Company, (2) the Shareholder and (3) any other proposed sellers of shares of Common Stock (such Persons being “Other Proposed Sellers”), as the case may be, would adversely affect the success thereof, then the Company shall include in the registration statement applicable to such Piggyback Registration only such shares of Common Stock as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect, as follows and in the following order of priority:

(A)if the Piggyback Registration relates to an offering for the Company’s own account, then first, shares of Common Stock to be sold by the Company and Registrable Securities of the Shareholder, pro rata on the basis of the number of shares of Common Stock proposed to be sold by each of the Company and the Shareholder, then, shares of Common Stock sought to be registered by Other Proposed Sellers, if any, pro rata on the basis of the number of shares of Common Stock proposed to be sold by such Other Proposed Sellers;
(B)From the Effective Date until the 180th day after the Effective Date, if the Piggyback Registration relates to an offering other than for the Company’s own account, then (w) first, such shares of Common Stock sought to be registered by Other Proposed Sellers pursuant to rights to demand such registration and Registrable Securities of the Shareholder, pro rata on the basis of the number of shares of Common Stock proposed to be sold by each of such Other Proposed Sellers and the Shareholder, (x) second, shares of Common Stock to be sold by the Company and (y) third, shares of Common Stock sought to be registered by Other Proposed Sellers other than pursuant to rights to demand such registration, pro rata on the basis of the number of shares of Common Stock proposed to be sold by such Other Proposed Sellers; and
(C)From and after the 181st day after the Effective Date, if the Piggyback Registration relates to an offering other than for the Company’s own account, then (w) first, such number of shares of Common Stock sought to be registered by Other Proposed Sellers pursuant to rights to demand such registration, (x) second, Registrable Securities of the Shareholder, (y) third, shares of Common Stock to be sold by the Company, and (z) fourth, shares of Common Stock sought to be registered by Other Proposed Sellers other than pursuant to rights to demand such registration, pro rata on the basis of the number of shares of Common Stock proposed to be sold by such Other Proposed Sellers.
(iii)For clarity, in connection with any underwritten offering under this Section 1(b), the Company shall not be required to include the Registrable Securities of the Shareholder in such offering unless the Shareholder accepts the terms of the underwriting as agreed upon between the Company, the Other Proposed Sellers (if any) and the lead managing underwriter(s), which shall be selected by the Company in its sole discretion, and the Shareholder otherwise becomes a party to the underwriting agreement and agrees to sell its Registrable Securities to the underwriter(s) upon the same terms and conditions, including the delivery of customary certifications and opinions of counsel.

(iv)If, at any time after giving written notice of its intention to register any shares of Common Stock as set forth in this Section 1(b), the Company shall determine for any reason not to register such shares of Common Stock, the Company shall as soon as practicable thereafter give written notice of such determination to the Shareholder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration.
(v)Shareholder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Registration, provided, that such request shall be made in writing to the Company prior to the earlier of (A) the Company’s filing of a preliminary prospectus supplement if the Piggyback Registration is being undertaken pursuant to an already-effective Shelf and (B) the effective date of the Piggyback Registration if the Piggyback Registration is being undertaken pursuant to a Registration Statement other than an already-effective Shelf.
(c)Company Undertakings. Subject to the other provisions of this Agreement, whenever Registrable Securities are registered or sold pursuant to this Agreement, the Company shall use reasonable best efforts to effect the registration and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof and pursuant thereto the Company shall:
(i)prepare and file with the SEC such amendments and supplements to each Registration Statement and the Prospectus contained therein as (A) reasonably requested by the Shareholder or the managing Underwriters, if any, in order to permit the intended method of distribution of such securities, and make all required filings of such supplement or such amendment as soon as reasonably practicable after the Company has received such request, subject to the provisions of Section 1(a)(iii) or Section 1(b), or (B) may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder, and if applicable, file any Registration Statements pursuant to Rule 462(b) promulgated under the Securities Act, including by (w) causing the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (x) complying with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; (y) providing additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the SEC or any Federal or state Governmental Entity; and (z) to the extent the Registration Statement is not an Automatic Shelf Registration Statement, responding as promptly as reasonably practicable to any comments received from the SEC and request acceleration of effectiveness as promptly as reasonably practicable after it learns that the SEC will not review the Registration Statement or after it has satisfied comments received from the SEC;

(ii)at least five (5) Business Days but no more than fifteen (15) Business Days before filing a Registration Statement or Prospectus, or any amendments or supplements thereto, including a Prospectus supplement to the Form S-3 Shelf or other effective Shelf, furnish to the Shareholder copies of all such documents, other than exhibits or documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by the Shareholder and provide a reasonable opportunity for review and comment on such documents by the Shareholder (with respect to information regarding the Shareholder or the intended plan of distribution only);
(iii)use its commercially reasonable efforts to remain a Well-Known Seasoned Issuer (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act));
(iv)comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;
(v)furnish to the Shareholder, and the managing Underwriters (if any), without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as the Shareholder or such managing Underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities, and upon request, a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other Governmental Entity relating to such offer;
(vi)use reasonable best efforts (A) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Shareholder reasonably requests, (B) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (C) to do any and all other acts and things which may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by it (provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);

(vii)notify the Shareholder on a timely basis: (A) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (w) upon discovery that, or upon the happening of any event that the Company becomes aware of as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of the Shareholder, the Company shall promptly (subject to any applicable Suspension) prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to the Shareholder, its counsel and the managing Underwriters (if any) and file such supplement or amendment with the SEC so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (x) to the extent permitted by applicable Law, as soon as the Company becomes aware of any comments or inquiries relating to the applicable Registration Statement or the offer and sale of Registrable Securities thereunder by the SEC, or any requests by the SEC or any Federal or state Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (y) to the extent permitted by applicable Law, as soon as the Company becomes aware of the issuance or threatened issuance by the SEC of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities or (z) promptly upon the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (B) when each Registration Statement or the related Prospectus or supplement thereto or Free Writing Prospectus or any Prospectus supplement or any post-effective amendment thereto has been filed with the SEC and when each Registration Statement or any amendment thereto has become effective; and (C) if at any time the Company has reason to believe that any representation and warranty of the Company contained in any agreement contemplated by Section 1(c)(x) below relating to any applicable offering cease to be true and correct in all material respects;
(viii)use reasonable best efforts to cause all such Registrable Securities to be listed on the Principal Stock Exchange;
(ix)provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement and deliver to such transfer agent and registrar such customary forms, legal opinions from its outside or in-house legal counsel, agreements and other documentation as such transfer agent and/or registrar so request;
(x)enter into and perform under such customary agreements (including underwriting, equity distribution or similar agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) as the Shareholder or the Underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(xi)upon reasonable notice and during normal business hours, make available for inspection and copying by the Shareholder and its counsel, any Underwriter, and any other attorney, accountant or other agent retained by the Shareholder or Underwriter, financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply such information, and participate in any due diligence sessions, reasonably requested by the Shareholder, Underwriter, attorney, accountant or agent in connection with such Registration Statement or Shelf Takedown, as applicable (including, for the avoidance of doubt, in response to any bring-down diligence requests); provided that recipients of such financial and other records and pertinent corporate documents, and all participants in any due diligence session, agree in writing (for the avoidance of doubt, at an entity and not individual level) to keep the confidentiality of the information and documents made available pursuant to a written agreement reasonably acceptable to the Company and the applicable Underwriter (which shall contain customary exceptions thereto);
(xii)permit the Shareholder and its counsel, any Underwriter, and any other attorney, accountant or other agent retained by the Shareholder or Underwriter, to participate prior to filing (including, but not limited to, reviewing and commenting on) in the preparation of documents proposed to be filed, other than documents that are to be incorporated by reference into the Registration Statement, any amendment or supplement thereto or any Prospectus supplements relating to a Shelf Takedown;
(xiii)upon becoming aware of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any security included in such Registration Statement for sale in any jurisdiction, the Company shall use reasonable best efforts to (A) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order or (B) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, as applicable, in each case of (A) or (B), the earliest practicable date;
(xiv)to the extent reasonably requested by the Shareholder or an Underwriter, obtain and furnish to the Shareholder a signed counterpart of (A) a customary cold comfort and bring down letter from the Company’s independent public accountants, (B) a customary legal opinion of counsel to the Company addressed to the relevant Underwriters or the Shareholder, in each case in customary form and covering such matters of the type customarily covered by such letters, (C) a negative assurances letter of counsel to the Company in customary form and covering such matters of the type customarily covered by such letters, and (D) customary certificates executed by authorized officers of the Company;

(xv)with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Shareholder, which Free Writing Prospectuses or other materials shall be subject to the review of its counsel;
(xvi)provide or maintain a CUSIP number for the Registrable Securities prior to the effective date of the first Registration Statement including Registrable Securities;
(xvii)reasonably cooperate with the Shareholder and each Underwriter and their respective counsel in connection with any filings required to be made with FINRA;
(xviii)within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);
(xix)in the case of certificated Registrable Securities, reasonably cooperate with the Shareholder and the managing Underwriters to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from the Shareholder that the Registrable Securities represented by the certificates so delivered by the Shareholder will be transferred in accordance with the Registration Statement; and
(xx)use reasonable best efforts to take all other actions necessary or customarily taken by issuers to effect the registration of, and commercially reasonable efforts to take all other actions necessary to effect the sale of, the Registrable Securities contemplated hereby.
(d)Information from and Obligations of the Shareholder. It shall be a condition precedent to the obligations of the Company to include the Registrable Securities of the Shareholder in any Registration Statement or related Prospectus, as the case may be, that the Shareholder shall (i) comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of Registrable Securities and (ii) as promptly as is reasonably practicable (A) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement of a material fact made in a Registration Statement, Prospectus or Prospectus supplement or Free Writing Prospectus regarding the Shareholder or the Shareholder’s proposed manner of disposition untrue or misleading and (B) provide the Company with such information as may be required by applicable Law to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus or Prospectus supplement or Free Writing Prospectus.

(e)Registration Expenses. All Registration Expenses for any Shelf Takedown shall be borne by the Company; provided, that all Registration Expenses for any Underwritten Shelf Takedown that is not (i) the first Underwritten Shelf Takedown that is not a registered offering structured as a “bought deal” or “block trade” (a “Block Trade Takedown”) or (ii) the first Block Trade Takedown shall be borne by the Shareholder and the Shareholder shall reimburse the Company for all reasonable and documented out-of-pocket fees, charges and disbursements incurred by the Company in connection therewith. All Selling Expenses to the extent relating to Registrable Securities shall be borne by the Shareholder. The Shareholder shall reimburse the Company for all reasonable and documented out-of-pocket fees, charges and disbursements incurred by the Company in connection with the registration, offer and sale of Registrable Securities.
(f)Indemnification and Contribution.
(i)Indemnification by the Company. The Company agrees to indemnify and hold harmless the Shareholder and its Affiliates, directors, officers, employees, members, managers and agents and each Person who controls the Shareholder within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable Law, from and against any losses, claims, expenses, damages and liabilities of whatever kind (including outside legal or other expenses reasonably incurred in connection with investigating, preparing or defending the same and the cost of enforcing any right to indemnification hereunder) (collectively, “Losses”) to which they or any of them may become subject insofar as such Losses (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement relating to Registrable Securities as originally filed or in any amendment thereof, or the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) in connection with the offer or sale of the Registrable Securities, any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal Law, any state or foreign securities Law, or any rule or regulation promulgated under of the foregoing Laws, and, in any such case of (A) or (B), the Company agrees to reimburse each such Indemnified Party, as incurred, for any outside legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such Loss, claim, damage, liability, action or investigation (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Shareholder specifically for inclusion therein (and not corrected in a subsequent writing prior to or concurrently with the applicable sale of the Registrable Securities), including any notice and questionnaire. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(ii)Indemnification by the Shareholder. The Shareholder agrees to indemnify and hold harmless the Company and each of its Affiliates, directors, officers, employees, members, managers and agents and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable Law, from and against any and all Losses to which they or any of them may become subject insofar as such Losses arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in the Disclosure Package or any Shareholder Free Writing Prospectus, preliminary, final or summary Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information furnished to the Company by or on behalf the Shareholder specifically for inclusion therein or (B) in connection with the offer or sale of the Registrable Securities, any violation or alleged violation by the Shareholder of the Securities Act, the Exchange Act, any other federal Law, any state or foreign securities Law, or any rule or regulation promulgated under of the foregoing Laws to the extent, but only to the extent, such violation or alleged violation arises from the Shareholder’s (and not the Company’s or any other Person’s) misconduct, and, in any such case of (A) or (B), the Shareholder agrees to reimburse each such Indemnified Party, as incurred, for any outside legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such Loss, claim, damage, liability, action or investigation (whether or not the indemnified party is a party to any proceeding); provided, however, that the total amount to be indemnified by the Shareholder pursuant to this Section 1(f)(ii) shall be limited to the net proceeds (after deducting Underwriters’ discounts and commissions) received by the Shareholder in the offering to which such Registration Statement or Prospectus relates; provided, further, that the Shareholder shall not be liable in any case to the extent that prior to the filing of any such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto, it has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto, which corrected or made not misleading information previously provided to the Company. This indemnity agreement will be in addition to any liability which the Shareholder may otherwise have.
(iii)Notification. If any Person shall be entitled to indemnification under this Section 1(f) (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this Section 1(f)(iii)) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is materially prejudiced by such delay. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Section 1(f) only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, (ii) involves any injunctive relief against or any finding or admission of any violation of Law or wrongdoing by or on the part of the Indemnified Party or (iii) involves any money damages that are not borne solely by the Indemnifying Party. The indemnity agreements contained in this Section 1(f) shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Section 1(f) shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.
(iv)Contribution. If the indemnification provided for in this Section 1(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Section 1(f), the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 1(f)(iv) was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 1(f)(iv). Notwithstanding the foregoing, the amount the Shareholder will be obligated to contribute pursuant to this Section 1(f)(iv) will be limited to an amount equal to the net proceeds received by the Shareholder in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(g)Rule 144. With a view to making available to the Shareholder the benefits of Rule 144 promulgated under the Securities Act, the Company covenants that it will (i) make and keep available such information as is necessary to make Rule 144 available with respect to resales of the Registrable Securities under the Securities Act, at all times, (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act and (iii) take such further action as the Shareholder may reasonably request, in each case to the extent required from time to time to enable the Shareholder to sell Registrable Securities without registration under the Securities Act pursuant to the exemption provided by Rule 144. Upon the reasonable request of the Shareholder, the Company will deliver to it a written statement as to whether it has complied with such requirements. The Company shall, in connection with any written request by the Shareholder in connection with a sale, transfer or other disposition by the Shareholder of any Registrable Securities (whether pursuant to Rule 144 or in any registered offering), either currently or with unspecified timing, as promptly as practicable (and in no event longer than five (5) Business Days after such request) (A) cause the removal of any restrictive legend or similar restriction on the Registrable Securities, and, in the case of book-entry shares, make or cause to be made appropriate notifications on the books of the Company’s transfer agent for such number of shares and registered in such names as the Shareholder may reasonably request and (B) provide a customary opinion of counsel and instruction letter required by the Company’s transfer agent.
(h)Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company (i) that a Registration Statement or Prospectus contains a Misstatement or (ii) of the issuance by the SEC of a stop order suspending the effectiveness of any such Registration Statement, the Shareholder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement or until it is advised in writing by the Company that the use of the Registration Statement and Prospectus may be resumed, subject, in each case, to Section 1(c). If the filing, initial effectiveness or continued use of a Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Shareholder, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (a “Suspension”) for such period of time as is determined in good faith by the Company to be reasonably necessary for such purpose, but in no event for more than 30 (thirty) consecutive calendar days; provided that such right to delay or suspend shall be exercised by the Company for not more than sixty (60) calendar days in the aggregate in any 12-month period and not more than two times in any 12 month period. In the event the Company exercises its rights under the preceding sentence, the Shareholder agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the Prospectus relating to any sale or offer to sell Registrable Securities. The Company shall immediately notify the Shareholder of the expiration of any period during which it exercised its rights under this Section 1(h). For avoidance of doubt, the exercise by the Company of its rights pursuant to Section 1(l) shall not be deemed a Suspension for purposes of this Section 1(h).

(i)Restrictions on Transfer. In connection with any underwritten primary offering of Common Stock of the Company, the Shareholder agrees that it shall not, and it shall cause its Subsidiaries not to, transfer any Common Stock of the Company (other than Registrable Securities that are being offered and sold pursuant to such offering), or any rights or interests therein, without the prior written consent of the applicable underwriters, during the seven (7) days prior to and the sixty (60)-day period beginning on the date of pricing of such offering, or such shorter period to which the executive officers and directors of the Company are subject, except in the event the applicable underwriter managing the offering otherwise agrees by written consent. The Shareholder agrees to execute a customary lock-up agreement in favor of the applicable underwriters of such offering to such effect. To the extent that the Shareholder is not an affiliate of the Company, the Shareholder’s obligations under the foregoing provisions of this Section 1(i) shall only apply for so long as the Shareholder (together with its Subsidiaries) holds at least 5% of the issued and outstanding shares of Common Stock (calculated on an as converted basis). The Shareholder shall not be required to enter into any restriction on transfer under this Section 1(i) unless the Company’s executive officers and directors agree to restrictions on transfer in connection with such offering that are at least as restrictive as those to be entered into by the Shareholder. To the extent that the Underwriter of such offering releases any such executive officers and directors from restrictions on transfer prior to the expiration of such restrictions, the restrictions on transfer entered into by the Shareholder pursuant to this Section 1(i) shall automatically terminate to the same extent.
(j)Limitations on other Registration Rights. From the Effective Date until the 180th day after the Effective Date, the Company shall not, without the prior written consent of the Shareholder, enter into any agreement with any holder or prospective holder of the Company’s securities that grants such holder or prospective holder rights to include securities of the Company in any Prospectus under applicable securities Laws or any Registration Statement under the Securities Act, unless: (a) such rights are subordinated to the rights granted to the Shareholder under this Agreement on terms reasonably satisfactory to the Shareholder; and (b) the Shareholder maintains any priority right to the extent contemplated by Section 1(b)(ii).
(k)Termination. The right of Shareholder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 1(a) or (b), as applicable, shall terminate upon the earlier of (i) the date that the Shareholder no longer beneficially owns any Registrable Securities and (ii) on the first anniversary of the Effective Date (the “Termination Date”).
(l)Required Financial Statements. Notwithstanding any other provision of this Agreement, if the Shareholder does not for any reason deliver the Required Financial Statements by the date required under the Purchase Agreement, the Company, upon giving written notice of such action to the Shareholder, may delay the filing or initial effectiveness of, or suspend use of, any applicable Registration Statement until such time as the Shareholder provides the Required Financial Statements to the Company and the Company files the Required Financial Statements with the SEC ( the “Expiration Time”). In the event the Company exercises its rights under the preceding sentence, the Shareholder shall suspend, immediately upon its receipt of the notice referred to above, its use of the Prospectus relating to any sale or offer to sell Registrable Securities until the Expiration Time. The Company shall notify the Shareholder of the Expiration Time in connection with any exercise of its rights under this Section 1(l). For the avoidance of doubt, the Company’s noncompliance with any provision of this Agreement shall not be deemed a breach or violation of this Agreement to the extent solely due to the failure by the Shareholder for any reason to deliver the Required Financial Statements by the date required under the Purchase Agreement.

Section 2.Definitions.
“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading and (ii) would not be required to be made at such time if sales of Registrable Securities were not being made.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, such Person or a member of such Person’s immediate family; provided that the Shareholder and its Affiliates shall not be deemed to be an Affiliate of the Company or any of its Subsidiaries and the Company and its Subsidiaries shall not be deemed to be Affiliates of the Shareholder or any of its Affiliates. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the preamble hereto.
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.
“beneficially own” or “beneficial ownership” have the meanings specified in Rule 13d-3 promulgated under the Exchange Act, including the provision that any member of a “group” will be deemed to have beneficial ownership of all securities beneficially owned by other members of the group, and a Person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; provided, however, that a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any Person or (y) securities directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock of such Person.

“Business Day” has the meaning set forth in the Purchase Agreement.
“Common Stock” has the meaning set forth in the preamble hereto.
“Company” has the meaning set forth in the preamble hereto.
“Company Board” has the meaning set forth in Section 3(a).
“Derivative Transaction” means any hedge, swap, short sale, derivative transaction or other agreement or arrangement that transfers to any Person, directly or indirectly, in whole or in part, any of the economic consequences of ownership of shares of Common Stock with or without transfer of beneficial ownership thereof.
“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary Prospectus, (ii) the price to the public and the number of securities included in the offering, (iii) each Free Writing Prospectus and (iv) all other information that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).
“Effective Date” has the meaning set forth in the preamble hereto.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“FINRA” means the Financial Industry Regulatory Authority.
“Form S-1 Shelf” has the meaning set forth in Section 1(a)(ii).
“Form S-3 Shelf” has the meaning set forth in Section 1(a)(i).
“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.
“Governmental Entity” means any national, state, local, supranational or foreign government or any court of competent jurisdiction, administrative agency or commission or other national, state, local, supranational or foreign governmental authority or instrumentality.
“Indemnified Party” has the meaning set forth in Section 1(f)(iii).
“Indemnifying Party” has the meaning set forth in Section 1(f)(iii).
“Law” has the meaning set forth in the Purchase Agreement.
“Losses” has the meaning set forth in Section 1(f)(i).

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus, in the light of the circumstances under which they were made, not misleading.
“Non-Underwritten Shelf Takedown” has the meaning set forth in Section 1(a)(v).
“NYSE” means the New York Stock Exchange.
“Other Proposed Sellers” has the meaning set forth in Section 1(b)(ii).
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Entity or other entity.
“Piggyback Notice” has the meaning set forth in Section 1(b)(i).
“Piggyback Registration” has the meaning set forth in Section 1(b)(i).
“Principal Stock Exchange” means the NYSE or, if the NYSE is not the principal market for the Common Stock, then the principal securities exchange or securities market on which shares of the Common Stock are then traded.
“Proceeding” means any judicial, administrative or arbitral claim, action, complaint, petition, suit, litigation, arbitration, hearing, appeal or proceeding, in each case, by or before any Governmental Entity or arbitration tribunal.
“Prospectus” means the prospectus used in connection with a Registration Statement.
“Registrable Securities” means, at any time, (i) any shares of Common Stock issuable or issued under the Purchase Agreement held or beneficially owned by the Shareholder or a Subsidiary of Shareholder and (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the Registrable Securities described in clause (i) above held or beneficially held by the Shareholder or a Subsidiary of the Shareholder; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (A) the date on which such securities are disposed of pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 or are otherwise Transferred to any Person other than a Subsidiary of the Shareholder and (B) the date on which such securities cease to be outstanding.
“Registration Expenses” means all expenses (other than underwriting discounts and commissions) arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including:

(i)stock exchange, SEC, FINRA and other registration and filing fees,
(ii)all fees and expenses incurred in connection with complying with any securities or blue sky laws (including fees, charges and disbursements of outside counsel in connection with blue sky qualifications of the Registrable Securities),
(iii)all printing, messenger and delivery expenses,
(iv)the fees, charges and disbursements of outside counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits or “comfort letters” required in connection with or incident to any sale of Registrable Securities pursuant to a registration), and
(v)the fees and expenses incurred in connection with the listing of the Registrable Securities on the Principal Stock Exchange.
provided that in no instance shall Registration Expenses include Selling Expenses.
“Registration Statement” means any registration statement filed hereunder.
“Required Financial Statements” has the meaning described in the Purchase Agreement.
“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Selling Expenses” means the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities, all legal expenses of the Shareholder and any fees and expenses incurred in connection with any “road show” for underwritten offerings, including any travel expenses.
“Shelf” has the meaning set forth in Section 1(a)(i).
“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).
“Shelf Takedown” has the meaning set forth in Section 1(a)(i).
“Shareholder” has the meaning set forth in the preamble hereto.
“Shareholder Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of the Shareholder or used or referred to by the Shareholder in connection with the offering of Registrable Securities.

“Subsequent Shelf Registration” has the meaning set forth in Section 1(a)(ii).
“Subsidiary” has the meaning set forth in the Purchase Agreement.
“Suspension” has the meaning set forth in Section 1(h).
“Termination Date” has the meaning set forth in Section 1(k).
“Transaction Documents” has the meaning set forth in the Purchase Agreement.
“Transfer” means any sale, transfer, assignment, pledge or other disposition of (whether with or without consideration and whether voluntary or involuntary or by operation of law).
“Underwriter” shall mean any underwriter, broker, “best efforts” agent, sales or distribution agent or any bank or financial institution or intermediary performing a similar function, and participating in any disposition of Registrable Securities pursuant to any Registration Statement or Shelf Takedown (including, for the avoidance of doubt, any financial institution, or an affiliate thereof, that is a counterparty to a Derivative Transaction with the Shareholder involving shares of Common Stock being disposed of in a Shelf Takedown).
“Underwritten Shelf Takedown” has the meaning set forth in Section 1(a)(iii).
“Underwritten Shelf Takedown Notice” has the meaning set forth in Section 1(a)(iii).
“Voting Period” means the period starting on the Effective Date and ending on the date the Shareholder no longer beneficially owns the number of Registrable Securities equal to or greater than one percent (1.0%) of the outstanding shares of Common Stock.
“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.
Section 3.Voting and Standstill.
(a)Voting. At each annual and special meeting of the shareholders of the Company (or at any adjournment or postponement thereof) held, or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought by or from the shareholders of the Company, in any case during the Voting Period, the Shareholder agrees that it, and any Subsidiary who becomes an assignee of this Agreement, shall (i) appear and be present, in person or by proxy, at such shareholders’ meeting or otherwise cause all shares of Common Stock beneficially owned by it or any of its Subsidiaries to be counted as present for purposes of establishing a quorum, (ii) vote or consent, or cause to be voted or consented, all shares of Common Stock beneficially owned by it or any of its Subsidiaries on the Company’s proxy card, voting instruction or consent form (x) in favor of each of the directors nominated by the board of directors of the Company (the “Company Board”) and recommended by the Company Board in the election of directors, (y) against any other nominees to serve on the Company Board that have not been recommended by the Company Board, and (z) with respect to all other matters in accordance with the Company Board’s recommendations as identified in the Company’s proxy or information statement, including in favor of all other matters recommended for shareholder approval by the Company Board, and (iii) not execute any proxy card, voting instruction or consent form in respect of such shareholders’ meeting or other vote, consent or approval, other than the proxy card and related voting instruction form or consent form being solicited by or on behalf of the Company Board. From the Effective Date and through the Termination Date, the Shareholder shall, and shall cause its Subsidiaries who are assignees to, upon the written request of the Company, grant an irrevocable proxy, which shall be deemed coupled with an interest sufficient in law to support an irrevocable proxy to the Company or its designees, to vote any shares of Common Stock beneficially owned by it and its Subsidiaries who are assignees in accordance with the terms and conditions set forth in this Section 3.

(b)Standstill. From and after the Effective Date until the Termination Date, the Shareholder shall not, and shall cause its Subsidiaries not to, directly or indirectly (including through their respective officers or directors acting in their capacity as such): (i)  except for securities received by way of stock splits, stock dividends, recapitalizations or other distributions by the Company in respect of its Common Stock, or as otherwise approved or recommended by the Company, acquire or agree to acquire any equity securities of the Company; (ii) effect, offer or propose, or knowingly cause or knowingly participate in any tender offer, exchange offer or other offer or proposal, whether oral or written, to acquire any equity securities of the Company, other than those approved or recommended by the Company or with respect to which the Company has not made any recommendation; (iii) effect, offer or propose, or knowingly cause or knowingly participate in, other than as approved or recommended by the Company: (A) any proxy or consent solicitation, any recommendation for shareholders to vote contrary to any Company Board recommendation, calling any meeting of shareholders or encouraging any other action with respect to the appointment, election or removal of any directors of the Company or any of its subsidiaries; (B) any recapitalization, reorganization, business combination or other extraordinary transaction involving the Company or any Subsidiary of the Company, other than transactions contemplated by the Purchase Agreement; (C) any proposal to control or influence the management of the Company or the Company Board, to change control of the Company or obtain representation on the Company Board or the board of directors of any of the Company’s Subsidiaries; (D) any change in the capitalization, stock repurchase programs and practices or dividend policy of the Company or (E) any waiver or amendment of the Company’s articles of incorporation or bylaws; (iv) contest the validity or enforceability, of any provision of this Section 3(b); or (v) take any action that would reasonably be expected to require the Company to make a public announcement regarding the possibility of a transaction or any other matter described in this Section 3(b). Nothing contained in this Section 3(b) or elsewhere in this Agreement shall (1) limit the Shareholder’s contractual rights under the Purchase Agreement, (2) restrict the Shareholder’s ability to enter into or engage in Derivative Transactions with respect to which the counterparty is a bona fide banking institution or an affiliate thereof, or (3) limit the Shareholder’s ability to dispose of shares of Common Stock (except as set forth in Sections 1(h), 1(i) and 1(l)). Additionally, nothing contained in this Section 3(b) shall be construed to restrict the Shareholder’s ability to comply with its disclosure obligations under the U.S. federal securities laws, including, but not limited to, Section 13 of the Exchange Act and the regulations promulgated thereunder, and any SEC filing made by or on behalf of the Shareholder in order to comply with its obligations under the U.S. federal securities laws shall not be deemed, in and of itself, to be a breach of Section 3(b).

Section 4.Notices. All notices and other communications provided for herein or given hereunder shall be in writing and shall be deemed given and received if delivered personally on the date delivered, if sent by overnight courier, on the date following deposit with the overnight courier or if sent via electronic mail with confirmed receipt, on the date sent via electronic mail, as applicable, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(a)    if to the Company:
Post Holdings, Inc.
2503 S. Hanley Road
St. Louis, MO 63144

Attention:     Diedre J. Gray
Email: diedre.gray@postholdings.com
with a copy (which shall not constitute notice) to:

Lewis Rice LLC
600 Washington Ave., Suite 2500
St. Louis, MO 63101
Attention:    Tom W. Zook, Esq.
Alfred J. Ludwig, Esq.
Email:     tzook@lewisrice.com
aludwig@lewisrice.com

(b)    if to the Shareholder:
The J. M. Smucker Company
One Strawberry Lane
Orrville, Ohio 44667

Attention:    General Counsel
Email: Peter.Farah@jmsmucker.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019

Attention:     Steven A. Rosenblum, Esq.
    Ronald C. Chen, Esq.
Email:     SARosenblum@wlrk.com
    RCChen@wlrk.com

Section 5.Amendments, Waivers, etc. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the party against whom such amendment or waiver shall be enforced. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, shall not constitute a waiver by such party of its right to exercise any such other right, power or remedy or to demand such compliance.
Section 6.Counterparts and Facsimile. This Agreement may be executed in two or more identical counterparts (including by facsimile or electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by facsimile, electronic transmission or otherwise) to the other parties.
Section 7.Further Assurances. Each party hereto shall execute and deliver after the Effective Date such further certificates, agreements and other documents and take such other actions as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and to consummate or implement the transactions contemplated by this Agreement.
Section 8.Applicable Law; Venue; Jury Waiver.
(a)This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) in the event that any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over the applicable Proceeding, any state or federal court within the State of Delaware; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iii) agrees that it will not bring any Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the above-named courts; and (iv) agrees that it will not seek to assert by way of motion, as a defense or otherwise, that any such Proceeding (A) is brought in an inconvenient forum, (B) should be transferred or removed to any court other than the above-named courts, (C) should be stayed by reason of the pendency of some other proceeding in any court other than the above-named courts or (D) that this Agreement or the subject matter hereof may not be enforced in or by the above-named courts. Each party agrees that service of process upon such party in any such Proceeding shall be effective if notice is given in accordance with Section 3.

(b)EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 8. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 8 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.
Section 9.Specific Performance; Remedies. The parties agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the parties do not perform any provision of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that each of the parties shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which such party is entitled in Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other party has an adequate remedy at Law or that any such award is not an appropriate remedy for any reason at Law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such remedy. The foregoing is in addition to any other remedy to which any party is entitled at law, in equity or otherwise.

Section 10.Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and shall not simply mean “if”. All references to “$” mean the lawful currency of the United States of America. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Except as specifically stated herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Except as otherwise specified herein, references to a Person are also to its successors and permitted assigns. Each of the parties hereto has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all of the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.
Section 11.Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced because of any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
Section 12.Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including any partner, member, stockholder, director, officer, employee or other beneficial owner of any party, in its own capacity as such or in bringing a derivative action on behalf of a party) shall have any standing as third-party beneficiary with respect to this Agreement.
Section 13.Assignment. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by either of the parties without the prior written consent of the other party, except that the Shareholder may transfer or assign its rights under this Agreement, in whole or in part, to one or more of its Subsidiaries at any time in connection with any Transfer of Registrable Securities thereto.

Section 14.Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof and thereof. The Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates this Agreement.
Section 15.Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence to any breach or default, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by law or otherwise afforded to the Shareholder, shall be cumulative and not alternative.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Company:

POST HOLDINGS, INC.

By:	/s/ Diedre J. Gray
Name:	Diedre J. Gray
Title:	Executive Vice President, General Counsel and Chief Administrative Officer, Secretary

Shareholder:

THE J. M. SMUCKER COMPANY

By:	/s/ Tucker H. Marshall
Name:	Tucker H. Marshall
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]